UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number            811-22026

                         The Gabelli SRI Green Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                            Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                            Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: March 31

Date of reporting period: December 31, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

Gabelli SRI Green Fund, Inc.

Third Quarter Report — December 31, 2012

Morningstar® rated the Gabelli SRI Green Fund, Inc. Class AAA Shares 4 stars overall, 2 stars for the three year period, and 5 stars for the five year period ended December 31, 2012 among 736, 736, and 549 World Stock funds, respectively.

Morningstar RatingTM is based on risk-adjusted returns.

Portfolio Management Team

To Our Shareholders,

For the quarter ended December 31, 2012, the net asset value (“NAV”) per Class AAA Share of the Gabelli SRI Green Fund, Inc. increased 3.5% compared with an increase of 3.0% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Free Index.

Enclosed is the schedule of investments as of December 31, 2012.

Comparative Results

Average Annual Returns through December 31, 2012 (a)(b) (Unaudited)
					Since
					Inception
	Quarter	1 Year	3 Year	5 Year	(6/01/07)
Class AAA (SRIGX)	3.45%	16.51%	3.91%	5.83%	3.53%
MSCI AC World Free Index	3.01	16.56	7.00	(0.61)	(0.34)(e)
Class A (SRIAX)	3.46	16.53	3.92	5.88	3.54
With sales charge (c)	(2.49)	9.83	1.89	4.63	2.45
Class C (SRICX)	3.28	15.77	3.12	5.07	2.77
With contingent deferred sales charge (d)	2.28	14.77	3.12	5.07	2.77
Class I (SRIDX)	3.52	16.84	4.16	6.11	3.79

In the current prospectus dated July 27, 2012, the expense ratios for Class AAA, A, C, and I Shares are 2.00%, 2.00%, 2.75%, and 1.75%, respectively. Class AAA and I shares do not have a sale charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)   Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The MSCI AC World Free Index is an unmanaged market capitalization weighted index representing both developed and emerging markets. Dividends are considered reinvested. You cannot invest directly in an index.

(b)   The Fund’s fiscal year ends March 31.

(c)   Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)   Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(e)   MSCI AC World Free Index since inception performance is as of May 31, 2007.

Gabelli SRI Green Fund, Inc.

Schedule of Investments — December 31, 2012 (Unaudited)

Shares			Market Value
		COMMON STOCKS — 87.6%
		Alternative Generation and Utilities — 1.8%
125,000		Algonquin Power & Utilities Corp.	$859,556
15,000		GrafTech International Ltd.†	140,850

			1,000,406

		Batteries and Transportation — 2.7%
45,000		Tesla Motors Inc.†	1,524,150

		Biofuels — 4.6%
55,000		Darling International Inc.†	882,200
60,000		Novozymes A/S, Cl. B	1,689,931

			2,572,131

		Consumer Discretionary — 18.2%
32,500		Danone SA	2,140,856
10,000		Mead Johnson Nutritin Co.	658,900
40,000		Nestlé SA	2,606,462
25,000		Smart Balance Inc.†	322,500
20,000		The ADT Corp.	929,800
55,000		Unilever plc, ADR	2,129,600
15,000		Whole Foods Market Inc.	1,369,950

			10,158,068

		Energy Efficiency — 16.0%
100		A.O. Smith Corp.	6,307
110,000		ABB Ltd., ADR	2,286,900
50,000		Fortune Brands Home & Security Inc.†	1,461,000
65,000		Johnson Controls Inc.	1,995,500
55,000		Tenneco Inc.†	1,931,050
35,000		Tyco International Ltd.	1,023,750
5,000		Woodward Inc.	190,650

			8,895,157

		Environmental Services — 4.1%
35,000		Horsehead Holding Corp.†	357,350
35,000		Umicore SA	1,926,016

			2,283,366

		Light Emitting Diodes (LED) — 10.8%
15,000		Acuity Brands Inc.	1,015,950
60,000		Cree Inc.†	2,038,800
120,000		Dialight plc	2,072,159
35,000		Universal Display Corp.†	896,700

			6,023,609

		Natural Resources — 3.6%
10,000		CF Industries Holdings Inc.	2,031,600

		Power and Energy — 8.2%
25,000		Chart Industries Inc.†	1,666,750
15,496		Eaton Corp. plc	839,872
40,000		Golar LNG Ltd.	1,471,200
15,000	(a)	Golar LNG Partners LP	447,750

Shares		Market Value
5,000	Westport Innovations Inc.†	$133,550

		4,559,122

	Smart Grid — 2.9%
80,000	PSI AG fuer Produkte und Systeme der Informationstechnologie	1,626,716

	Water — 14.7%
15,000	Layne Christensen Co.†	364,050
20,000	Lindsay Corp.	1,602,400
40,000	Mueller Water Products Inc., Cl. A	224,400
8,398	Pentair Ltd.	412,762
25,000	Pure Technologies Ltd.†	115,361
12,000	Valmont Industries Inc.	1,638,600
35,000	Watts Water Technologies Inc., Cl. A	1,504,650
85,000	Xylem Inc.	2,303,500

		8,165,723

	TOTAL COMMON STOCKS	48,840,048

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 2.4%
	Solar — 2.4%
$1,500,000	ReneSola Ltd., Cv. 4.125%, 03/15/18(b)	774,375
600,000	SunPower Corp., Cv. 4.500%, 03/15/15	559,500

	TOTAL CONVERTIBLE CORPORATE BONDS	1,333,875

	U.S. GOVERNMENT OBLIGATIONS — 10.0%
5,550,000	U.S. Treasury Bills, 0.070% to 1.000%††, 01/10/13 to 06/13/13	5,548,628

	TOTAL INVESTMENTS — 100.0% (Cost $50,089,436)	$55,722,551

	Aggregate tax cost	$50,189,714

	Gross unrealized appreciation	$7,064,205
	Gross unrealized depreciation	(1,531,368)

	Net unrealized appreciation/depreciation	$5,532,837

(a)	Denoted in units.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the market value of the Rule 144A security amounted to $774,375 or 1.39% of total investments.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to schedule of investments.

Gabelli SRI Green Fund, Inc.

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

Gabelli SRI Green Fund, Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$48,840,048	—	$48,840,048
Convertible Corporate Bonds (a)	—	$1,333,875	1,333,875
U.S. Government Obligations (a)	—	5,548,628	5,548,628
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$48,840,048	$6,882,503	$55,722,551

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments at December 31, 2012 or March 31, 2012.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging

Gabelli SRI Green Fund, Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. During the period ended December 31, 2012, the Fund held no investments in options contracts.

Gabelli SRI Green Fund, Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2012, refer to the Schedule of Investments.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At March 31, 2012, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders for an unlimited period. These capital losses will retain their character as short-term capital losses.

Short-term Capital Loss Carryforward With No Expiration	$4,604,429

Total Capital Loss Carryforwards	$4,604,429

Gabelli SRI Green Fund, Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, are available on our website at www.gabelli.com.

GABELLI SRI GREEN FUND, INC.
One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554) f 914-921-5118 e info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman and Chief	President and Acting
Executive Officer,	Chief Compliance Officer
GAMCO Investors, Inc.
Agnes Mullady
Vincent D. Enright	Secretary and Treasurer
Former Senior Vice
President and	DISTRIBUTOR
Chief Financial Officer,
KeySpan Corp.	G.distributors, LLC

William F. Heitmann
Former Senior Vice	CUSTODIAN
President of Finance, Verizon Communications, Inc.	The Bank of New York Mellon

Clarence A. Davis	LEGAL COUNSEL
Former Chief
Executive Officer,	Paul Hastings LLP
Nestor, Inc.

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

This report is submitted for the general information of the shareholders of Gabelli SRI Green Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Morningstar® rated Gabelli SRI Green Fund, Inc., Class AAA Shares 4 stars overall, 2 stars for the three year period, and 5 stars for the five year period ended December 31, 2012 among 736, 736, and 549 World Stock funds, respectively. Morningstar Rating TM is based on risk-adjusted returns.

GAB1794Q412QR

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli SRI Green Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/1/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/1/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/1/2013

* Print the name and title of each signing officer under his or her signature.